UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________________________

FORM 8-K
____________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2020
____________________________________________________________________
Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
____________________________________________________________________

Delaware	001-36197			46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

25521 Commercentre Drive
	Lake Forest,	California	92630
(Address of Principal executive offices, including Zip Code)

	(949)	462-9300
(Registrant’s telephone number, including area code)

__________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TACO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On September 15, 2020, Del Taco Restaurants, Inc. (the “Company” or “Del Taco”) issued a press release announcing preliminary unaudited sales results for the fiscal third quarter ended September 8, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.2 to this Current Report on Form 8-K is the investor presentation dated September 15, 2020 that will be used by Del Taco in making a presentation at the CL King & Associates' 18th Annual Best Ideas Conference on September 16, 2020 beginning at 3:30pm Eastern Time.

The information in Item 2.02 and in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release issued on September 15, 2020
Exhibit 99.2	Investor Presentation dated September 15, 2020

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: September 15, 2020